UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
________________________

FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 4, 2008
________________________

McDONALD'S CORPORATION
(Exact name of Registrant as Specified in Its Charter)

Delaware	1-5231	36-2361282
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

____________________________

One McDonald's Plaza
Oak Brook, Illinois
(Address of Principal Executive Offices)

60523
(Zip Code)
_______________________________

(630) 623-3000
(Registrant's Telephone Number, Including Area Code)

_______________________________

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

⁪	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⁪	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⁪	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⁪	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

    On and effective December 4, 2008, the Board of Directors (the “Board”) of McDonald’s Corporation (the “Company”), upon the recommendation of the Governance Committee of the Board, amended and restated the By-Laws of the Company (the “By-Laws”).  Among the changes to the By-Laws, the Board:

•	Amended Sections 4 and 7 of Article II to clarify the voting and quorum requirements for stockholder meetings.
•	Revised Section 9 of Article II to clarify that previously scheduled stockholders’ meetings may be postponed, and that special meetings of stockholders may be cancelled, by the Board.
•
Amended Section 11 of Article II to require stockholders’ disclosure of certain derivative ownership interests in the Company’s stock and certain related person transactions, and to clarify the Company’s notice requirements and procedures.

•	Revised Section 1 of Article III to clarify the vote that is required to fix the number of directors who constitute the Board.
•	Clarified the vote that is required to create a committee of the Board by amending Section 7 of Article III.
•	Amended Section 9 of Article III to clarify the quorum required for Board meetings.

    The foregoing is a summary of the amendments made to the By-Laws.  This summary is qualified in its entirety by reference to the By-Laws, as amended and restated and filed as Exhibit 3(b) attached hereto and incorporated herein by reference.

Item 7.01.  Regulation FD Disclosure.

On December 8, 2008, the Company issued an Investor Release reporting the Company’s November and year-to-date 2008 sales.  The Investor Release is furnished as Exhibit 99 and is attached hereto.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

3(b)	By-Laws of McDonald’s Corporation as Amended and Restated

99	Investor Release of McDonald’s Corporation issued December 8, 2008:
McDonald's Delivers Another Month of Strong Global Comparable Sales - November Up 7.7%

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

McDONALD'S CORPORATION
(Registrant)

Date: December 9, 2008	By:	/s/ Denise A. Horne
Denise A. Horne
Corporate Vice President –
Associate General Counsel and
Assistant Secretary

Exhibit Index

Exhibit No. 3(b)	By-Laws of McDonald’s Corporation as Amended and Restated

Exhibit No. 99	Investor Release of McDonald’s Corporation issued December 8, 2008:
McDonald’s Delivers Another Month of Strong Global Comparable Sales –
November Up 7.7%